Prospectus Supplement

John Hancock Investment Trust

John Hancock Emerging Markets Equity Fund (the fund)

Supplement dated December 13, 2023 to the current Prospectus, as may be supplemented (the Prospectus)

Effective as of January 4, 2024 (the Effective Date), Charlie Dutton will be added as a portfolio manager of the fund. As of the Effective date, Bryony Deuchars, CFA, David Dugdale, PhD, CFA, Philip Ehrmann, Kathryn Langridge, Bhupinder Sachdev, CFA, and Talib Saifee will continue as portfolio managers of the fund, and together with Charlie Dutton, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Accordingly, as of the Effective Date, the following information will be added under the heading “Portfolio management” in the “Fund summary” section of the fund’s Prospectus:

Charlie Dutton

Senior Managing Director and Portfolio Manager

Managed the fund since 2024

Also, as of the Effective Date, the following information will be added under the heading “Who’s who - Subadvisor” in the “Fund details” section of the fund’s Prospectus:

Charlie Dutton

•	Senior Managing Director and Portfolio Manager

•	Managed the fund since 2024

•	Joined Manulife IM (US) in 2024

•	Began business career in 1997

Further, effective as of March 31, 2024, Philip Ehrmann will no longer serve as a portfolio manager for the fund. As of March 31, 2024, Bryony Deuchars, CFA, David Dugdale, PhD, CFA, Charlie Dutton, Kathryn Langridge, Bhupinder Sachdev, CFA, and Talib Saifee, will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of March 31, 2024, all references to Mr. Ehrmann will be removed from the fund’s Prospectus.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.

Statement of Additional Information Supplement

John Hancock Investment Trust

John Hancock Emerging Markets Equity Fund (the fund)

Supplement dated December 13, 2023 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective as of January 4, 2024 (the Effective Date), Charlie Dutton will be added as a portfolio manager of the fund. As of the Effective date, Bryony Deuchars, CFA, David Dugdale, PhD, CFA, Philip Ehrmann, Kathryn Langridge, Bhupinder Sachdev, CFA, and Talib Saifee will continue as portfolio managers of the fund, and together with Charlie Dutton, will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

Further, effective as of March 31, 2024, Philip Ehrmann will no longer serve as a portfolio manager for the fund. As of March 31, 2024, Bryony Deuchars, CFA, David Dugdale, PhD, CFA, Charlie Dutton, Kathryn Langridge, Bhupinder Sachdev, CFA, and Talib Saifee, will continue as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio. Accordingly, as of March 31, 2024, all references to Mr. Ehrmann will be removed from the fund’s SAI.

Accordingly, as of the Effective Date, the following information regarding Charlie Dutton supplements the information presented in Appendix B—Portfolio Manager Information, which provides additional information about the portfolio managers of the subadvisor, Manulife Investment Management (US) LLC.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table provides information regarding other accounts for which Charlie Dutton has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is Charlie Dutton’s investment in the fund and similarly managed accounts.

The following table provides information as of October 31, 2023:

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Charlie Dutton	0	$0	0	$0	0	$0

Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.

	Other Registered		Other Pooled
	Investment Companies		Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Charlie Dutton	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by Charlie Dutton as of October 31, 2023. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Charlie Dutton’s ownership of fund shares is stated in the footnote that follows the table.

Emerging Markets Equity Fund

Portfolio Manager	Dollar Range of Shares Owned[1]
Charlie Dutton	None
1	As of October 31, 2023, Charlie Dutton beneficially owned $0 of John Hancock Emerging Markets Equity Fund.

You should read this supplement in conjunction with the SAI and retain it for your future reference.

Manulife, Manulife Investment Management, Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.